HOLOBEAM, INC.
         217 First Street, Ho-Ho-Kus, New Jersey 07423
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



     The Annual Meeting of Stockholders of HOLOBEAM, INC., a Delaware Corporation (the "Company"), will be held on May 7, 2004 at the Radisson Inn, Paramus, New Jersey at
10:00 AM for the purpose of considering and voting upon the following matters:

     1. The election of Melvin S. Cook as a Class III member of the Board of Directors of the Company, to serve in such capacity until the 2007 Annual Meeting and until his successor shall be duly elected and shall qualify.

     2.   The ratification of the appointment of R.A.
Fredericks & Company, LLP to serve as the Company's independent certified public accountants for the fiscal year beginning October 1, 2003.

     3. The transaction of such other business as may properly come before the meeting.

     In accordance with the provision of the By-laws, the Board of Directors has fixed the close of business on March 26, 2004 as the date for determining the stockholders of record entitled to receive notice of, and to vote at, said meeting.

     Stockholders who do not expect to attend the meeting in person are requested to date, sign and mail the enclosed proxy as promptly as possible in the enclosed stamped envelope. A stockholder executing a proxy may revoke it at any time before it is voted. If you attend the meeting, you may elect to vote in person, even though you have sent in a proxy.


                  By Order of the Board of Directors of
                                         HOLOBEAM, INC.

                                         Melvin S. Cook
                                              President

Dated:  April 7, 2004

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                         HOLOBEAM, INC.

         217 First Street, Ho-Ho-Kus, New Jersey 07423

                        PROXY STATEMENT

                 Annual Meeting of Shareholders
                          May 7, 2004


                            PROXIES
     The enclosed proxy is solicited by and on behalf of the Board of Directors of Holobeam, Inc., a Delaware
Corporation (the "Company"), and is revocable at any time before its exercise by notice in writing to the Company at its office at 217 First Street, Ho-Ho-Kus, New Jersey
07423 (201-445-2420). If you return a proxy and attend the meeting, you may vote in person instead of by proxy if you desire to do so. When proxies in the form accompanying this proxy statement are returned properly executed, the shares represented thereby will be voted in accordance with your direction and, in the absence of your direction, will be voted as recommended by the Board of Directors, as indicated on the enclosed proxy and in the proxy statement. Proxies may be revoked by returning a later dated proxy or attending the meeting where you may vote in person if you desire to do so. Melvin S. Cook and Beverly Cook intend to vote their shares in favor of Items
1., 2., and 3. listed on the proxy. The costs of soliciting proxies will be borne by the Company which may enlist the assistance of banks, bankers and brokerage houses in additional solicitation of proxies and proxy authorizations, particularly from their customers whose stock is not registered in the owner's name. In addition to the soliciting of proxies by use of the mails, directors, officers and regular employees of the Company, who will receive no compensation in addition to regular salary, if any, may solicit proxies by mail, telefax, telephone or personal interview. The Annual Report of the Company for the fiscal year ended September 30, 2003 is being mailed this April 7, 2004 together with the proxy statement, to each Shareholder of record as of March 26, 2004. The Annual Report does not constitute part of this proxy statement.

         OUTSTANDING VOTING STOCK AND PRINCIPAL HOLDERS

     Only stockholders of record at the close of business on March 26, 2004 are entitled to vote at the Annual
Meeting. The number of voting shares of stock of the Company outstanding on that date and entitled to vote was 271,479 shares of common stock, par value $0.10 per share.
Each share of common stock is entitled to one vote on all matters.
     The stockholding of each person who is known by the Company to own beneficially more than 5% of the Company's common stock is as follows as of March 26, 2004:

                                 Amount and Nature of   Percent
Title of Class Name and Address  Beneficial Ownership  of Class
-------------- ----------------  --------------------  --------
Common Stock,   Melvin S. Cook          124,500          45.9
par value $0.10 217 First Street
per share...    Ho-Ho-Kus, New
                Jersey 07423

Common Stock,   Beverly Cook             95,000          35.0
par value $0.10 217 First Street
per share...    Ho-Ho-Kus, New
                Jersey 07423
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     The stockholding of each person who is a director
(including the nominee for election at the 2004 Annual
Meeting) and of all officers and directors as a group is as follows:

                                   Amount            Percent
Name             Title of Class Beneficially Owned  of Class
----             -------------- ------------------  --------
Melvin S. Cook..  Common Stock,        124,500        45.9
                  par value $0.10
                  per share
Beverly Cook...   Common Stock,         95,000        35.0
                  par value $0.10
                  per share
All Directors and Common Stock,        219,500        80.9
Officers as a     par value $0.10
Group (3 persons) per share

There are no contractual arrangements that might result in a change of control of the Company.



MATTERS TO BE PRESENTED AT MEETING

1.   Election of Class III Member of the Board of
Directors.

     Pursuant to amendments to the Certificate of Incorporation and By-laws of the Company adopted at the 1974 Annual Meeting, the Board of Directors of the Company consists of three classes, each of which may contain one member or more. Each class is elected in separate consecutive years to serve until the third annual meeting following the date of election.

     William M. Hackett, Melvin S. Cook and Beverly Cook presently serve as the Class I (Mr. Hackett), Class II
(Mrs. Cook) and Class III (Mr. Cook) members of the Board of Directors for respective terms expiring at the 2005, 2006 and 2004 Annual Meetings.

     One director is to be elected at the 2004 Annual
Meeting; such director to serve as a Class III member of the Board of Directors until the 2006 Annual Meeting and until his successor shall be duly elected and shall qualify.

     The following tables set forth information regarding
Melvin S. Cook, who is the nominee of management to serve as the Class III member of the Board of Directors, as well as information regarding William M. Hackett and Beverly
Cook, who serves as the Treasurer and continuing Class I
(Mr. Hackett) and the Secretary and continuing Class II
(Mrs. Cook) members of the Board of Directors.


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                Present and Continuing Directors

Name            Position with Company          Date When  Director
----            Principal Occupation           Term Expires Since
                ---------------------         ------------ -------
Melvin S. Cook  Chairman of the Board of              2004  1968
Age 72          Directors and President of
                the Registrant since its
                formation.

William M. Hackett Vice President of Registrant       2005  1984
Age 61             from August 23, 1975 until
                   June 1, 1981 and Controller of
                   Registrant and member of
                   accounting staff from October
                   1973 to August 1975.  Treasurer of
                   Registrant from June 1981 to present.
                   Vice President of
                   CMA Co., Inc. from November
                   1988 to 1998.  Elected President
                   in 1998.

Beverly Cook       Office Manager of Registrant        2006  1995
Age 67             from June 1, 1981 until present.
                   Secretary of Registrant from
                   May 1997 to present.

     The Board of Directors does not maintain an audit, nominating or similar committee of the Board of Directors.

     During the fiscal year of the Company ended September
30, 2003, four (4) meetings of the Board of Directors were held. Directors did not receive any fees for attending meetings.

     The shares represented by your proxy will be voted in accordance with your direction as to the election of a director. In the absence of direction, the shares represented by your proxy will be voted FOR the election of Melvin S. Cook as the nominee of the Board of Directors. In case the nominee should become unavailable for any currently unforeseen reason, the persons named as proxies will vote for a substitute to be nominated by management or the shareholders attending or by their proxies or by the Board of Directors.

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Remuneration and Other Transactions with Management
and Others.

     The aggregate amount of remuneration paid by the Company, directly and indirectly, during the fiscal year ended September 30, 2003 to each director and each officer who received in excess of $100,000, and to all directors and officers of the Company as a group was as follows:

                       Remuneration Table

    (A)                         (B)     (C)       (D)
Number of Persons in Group    Salaries  Bonus     Other
--------------------------    --------  -----     -----

Beverly Cook                $137,500.00    0         0

Melvin S. Cook              $325,000.00    0         0

All Directors and Officers  $487,500.00    0         0
as a group (3 in Number)

     The Company does not pay directors any fees for attending meetings, nor does it reimburse directors for travel or lodging expenses incurred in connection therewith.

     The following tabulation shows, as to all directors and officers as a group, (I) the amount of options granted since the beginning of the Company's 2003 fiscal year;
(ii) the amount of shares acquired during the aforesaid period through the exercise of options granted since the beginning of the Company's 2003 fiscal year to prior thereto; and (iii) the amount of shares subject to all unexercised options held as of March 26, 2004.

Number of Shares    All Directors and Officers as a
Group (3 Persons)

Granted - October 1, 2002               0
through September 30, 2003

Exercised - October 1, 2002             0
through September 30, 2003

Unexercised at March 26, 2004           0

2.   Selection of Independent Certified Public
Accountants.

     The selection of certified public accountants to examine the financial statements of the Company for the current fiscal year is to be submitted to the meeting for ratification. R.A. Fredericks & Company, LLP, 170
Changebridge Road, Unit B-4, Montville, New Jersey 07045, was selected by the Board of Directors of the Company to examine such financial statements. The shares represented by your proxy will be voted in accordance with your direction as to ratification of the selection by the Board of Directors for auditors for the current fiscal year. In the absence of direction, the shares represented by your proxy will be voted FOR such ratification.

     In the event the shareholders do not ratify the Board's selection, the Board will reconsider the matter

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 and will take such actions as it deems appropriate.

     It is anticipated that a representative of R.A.
Fredericks & Company, LLP will be present at the meeting and will be available to respond to appropriate questions raised orally at the meeting or submitted in writing to the Company, "Attention: Accountants," and received at least 5 days before the meeting date. Such representative does not plan to make any statement at the meeting other than to respond to questions from shareholders.

     The Board of Directors does not maintain an audit or similar committee.

     During the fiscal year of the Company ended September
30, 2003, all professional services rendered by its independent certified public accountants related to the performance by such accountants of their auditing services.

3.   Other Action at Meeting and Voting of Proxies.

     The management does not know of any matters to come before the Annual Meeting (or any adjournment thereof) other than those set forth. However, inasmuch as matters of which management is not aware may come before the meeting, the enclosed proxy confers discretionary power and authority with respect to acting upon any such other matters, and the persons designated as proxies therein will vote, act and consent in accordance with their best judgment in respect of any such other matters. Upon receipt of such proxy (in the form enclosed and properly signed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the Proxy
Statement.

Shareholder Proposals

     No definite date for the Annual Meeting of Shareholders in 2005 has as yet been established.
Qualifying shareholders may submit to the Company for inclusion in the Company's proxy material relating to the 2005 Annual Meeting appropriate shareholder proposals that are consistent with the Company's Certificate of Incorporation and Federal securities laws. Such proposals must be received by the Company at the Company's address
(set forth at the beginning of this Proxy Statement) no later than January 1, 2005.

                                   By Order of the Board of
Directors of

                                   HOLOBEAM, INC.

                                   Melvin S. Cook
                                   President

Dated:  April 7, 2004


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    THIS PROXY IS SOLICITED ON BEHALF OF
           THE BOARD OF DIRECTORS
               HOLOBEAM, INC.
      217 First Street, Ho-Ho-Kus, New
                Jersey 07423
    ANNUAL MEETING OF SHAREHOLDERS - MAY
                  7, 2004

               The undersigned stockholder of
          HOLOBEAM, INC. hereby appoints Beverly
          Cook and William M. Hackett the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of HOLOBEAM, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of HOLOBEAM, INC. to be held at Radisson
          Inn, Paramus, New Jersey on May 7, 2004
          at 10 A.M., and at any and all
          adjournments thereof, with all of the
          powers which the undersigned would
          possess if personally present.  Without
          limiting the generality of the
          foregoing, such attorney and proxy is
          authorized to vote:
          1. FOR___________________WITHHOLD
          AUTHORITY TO VOTE FOR___________________
          the election of Melvin S. Cook, the sole director to be elected at the 2004
          Annual meeting as the Class III member
          of the Board of Directors, to serve in
          such capacity until the 2007 Annual
          Meeting and until her successor shall be duly elected and shall qualify.
          2. FOR______________ AGAINST_____________
               ABSTAIN_________________
          ratification of R.A. Fredericks &
          Company, LLP as independent certified
          public accountants for the current year.
          3. In accordance with the discretion of
          said proxies on such other business as
          may properly come before the meeting.


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               This Proxy is solicited on behalf
          of the Board of Directors.  In
          absence of contrary specifications,
          it will be voted FOR Propositions:
          (1), (2) and (3).



        Dated:______________, _________________
                   2004

        (Be sure to date your proxy) Signature(s)



                              If shares are held in
                              the name of more than
                              one person, all holders
                              should sign.
                              Signatures should
                              correspond with the
                              name or names as they
                              appear hereon.  Persons
                              signing in a fiduciary
                              capacity or as an
                              officer or partner
                              should indicate their
                              title as such.


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